Exhibit 99.1

January 11, 2022 J.P. Morgan Healthcare Conference Jeff Simmons President & Chief Executive Officer

Forward-looking statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (Exchange Act), including, without limitation, our long-term revenue and earnings growth expectations, reduction of debt and leverage, expectations regarding product launches and related regulatory proceedings, and our industry and our operations, performance, and financial condition. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national, or global political, economic, business, competitive, market, and regulatory conditions, including but not limited to the following: heightened competition, including from generics; the impact of disruptive innovations and advances in veterinary medical practices, animal health technologies and alternatives to animal-derived protein; changes in regulatory restrictions on the use of antibiotics in farm animals; our ability to implement our business strategies or achieve targeted cost efficiencies and gross margin improvements; consolidation of our customers and distributors; an outbreak of infectious disease carried by farm animals; the impact on our operations, the supply chain, customer demand, and our liquidity as a result of the COVID-19 global health pandemic; the success of our research and development (R&D) and licensing efforts; misuse, off-label or counterfeiting use of our products; unanticipated safety, quality or efficacy concerns and the impact of identified concerns associated with our products; the impact of weather conditions and the availability of natural resources; use of alternative distribution channels and the impact of increased or decreased sales to our channel distributors, resulting in fluctuation in our revenues; manufacturing problems and capacity imbalances; challenges to our intellectual property rights or our alleged violation of rights of others; risks related to our presence in foreign markets; breaches of our information technology systems; our ability to complete acquisitions and successfully integrate the businesses we acquire, including Kindred BioSciences, Inc. and the animal health business of Bayer AG (Bayer Animal Health); the terms, timing or structure of any separation of the microbiome R&D platform, including whether it will be consummated at all, and whether the operational and strategic benefits of such transaction can be achieved, including whether the uncertainty of announcing the separation initiative will have adverse impacts on the employees, customers and suppliers related to the platform; the effect of our substantial indebtedness on our business; the uncertainties inherent in research relating to product safety and additional analyses of existing safety data; actions by regulatory bodies, including as a result of their interpretation of studies on product safety; unfavorable publicity resulting from media reports on our products; public acceptance of our products; fluctuations in our business results due to seasonality and other factors; and the impact of litigation, regulatory investigations, and other legal matters.

For additional information about the factors that could cause actual results to differ materially from forward-looking statements, please see our latest Form 10-K and subsequent Form 10-Qs filed with the Securities and Exchange Commission. We undertake no duty to update forward-looking statements.

Elanco
2

3 Today’s Takeaways Delivering on 2020 Investor Day commitments Four quarters of outperformance since 2020 Investor Day Strategic actions further enabling progress and delivery Durable, global portfolio expected to drive continued revenue growth in 2022 Expect double - digit percent adjusted EBITDA and adjusted EPS growth in 2022 Building A Leader In The Growing Animal Health Industry

Animal Health Market Trends Leading into 2022 Pet Health $14B Industry COVID increased pet ownership globally, trends slowing but persisting Pet owner experience has improved, led by omnichannel distribution, vet clinic experience, and hybrid work Average spend per vet visit driving growth Compliance levels expected to remain elevated vs historical averages Farm Animal $22B Industry Protein demand continues to grow globally driven by increasing GDPs and expanding protein diets Poultry growth momentum expected to extend into 2022 Environmental sustainability creating next era of industry opportunity Labor, inflation and trade challenges persist Note: Industry figures represent Elanco market analysis for 2022 based on Vetnonsis , Animal Pharm and internal estimates. 4 I ndustry Success Factors: Broad Portfolios, Innovation, Global Reach, Value - added Capabilities

Building a Leader Positioned to Deliver Increase Value

Building a Leader

Integrating Bayer



REVENUE
Farm Animal
Pet Health
$3.0B
62%
38%
2019 Reported
$4.75B*
50%
50%
2021 Guidance Midpoint

- Scale
- Global reach
- Mix
- Value-based Capabilities

Completed independent standup

Consistently Growing & Delivering

4 Quarters of exceeding expectations for:

- Revenue
- Adj. EBITDA
- Adj. EPS

Full-year 2021 guidance exceeds Investor Day expectations

Strengthening through Strategic Actions

- Simplified structure
- Streamlined Manufacturing
- Focused and increased pipeline value
- Increased synergies to **$345 Million by 2023**

Increased speed, productivity and higher value late-stage pipeline

Driving Continued Momentum toward Commitments

Long-term Algorithm from 2020 Investor Day

Growth	Profitability	Results
~3% - 4% Average Annual Revenue Growth	Double-Digit Annual Adjusted EBITDA Growth	Double-Digit Annual Adjusted EPS Growth
Innovation and Focus Brands Leading Growth	Progressing Toward Long-Term Targets of 60% Adjusted Gross Margin and 31% Adjusted EBITDA Margin	Progressing Toward Net Leverage <3x

Expect continued durable, global revenue growth, pipeline progression, and double-digit profitability aligned with Investor Day

*Estimate based on mid-point of 2021 guidance range for revenue of $4,730 million to $4,770 million as provided in the Q3 2021 earnings release issued on November 5, 2021.

5

6 A Global, Balanced Portfolio to Drive Growth Note: Percentages derived from internal estimates and the mid - point of 2021 guidance range for revenue of $4,730 million to $4,770 million as provided in the Q3 2021 earnings release issued on November 5, 2021, excluding Contract Manufacturing and may not add due to rounding. 56% 44% 21% 34% 15% 29% 50% 21% 15% 10% 3% Balanced global revenue base Diverse product portfolio enables durable revenue performance Significant pet health business; Enhanced cattle portfolio; Poultry leadership Geography: More Global Revenue Category: More Diverse Species: More Balanced Mix U.S. International Farm Animal Dogs & Cats Cattle Poultry Swine Aqua Pet Health Pet Health Farm Animal U.S. International

Long-Term Algorithm for Accelerated Value Creation Remains, Progressing Toward Targets

Growth

~3% - 4% Average Annual Revenue Growth(1)(2)

Innovation and Focus Brands Leading Growth

Profitability

Double-Digit Annual Adjusted EBITDA(2) Growth

Progressing Toward Long-Term Targets of 60% Adjusted Gross Margin(2) and 31% Adjusted EBITDA(2) Margin

Results

Double-Digit Annual Adjusted EPS(2) Growth

Progressing Toward Net Leverage <3x

(1) Refers to Constant Exchange Rate (CER) growth, representing the growth rate excluding the impact of foreign exchange rates.
(2) Non-GAAP financial measure. See Appendix for more information.

Elanco
7

Since Investor Day 2020 Four Consecutive Quarters of Outperformance 8 $1,055 $1,160 $1,240 $1,089 $1,140 $1,242 $1,279 $1,131 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Expectations Actual $150 $238 $263 $208 $176 $343 $291 $211 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Expectations Actual Revenue Adj. EBITDA $ millions (1) Expectations based on the mid - point of the company’s quarterly guidance ranges except for Q1 2021 Adjusted EBITDA, which is analyst consensus derived from Factset financial data and analytics. The company did not provide quarterly guidance for Adjusted EBITDA in Q1 2021. (1) (1)

9 November 2021 Guidance Expected to Beat Investor Day Expectations $4,520 - $4,600 $4,730 - $4,770 3% 7% 2% 7% $4,240 $4,280 $4,320 $4,360 $4,400 $4,440 $4,480 $4,520 $4,560 $4,600 $4,640 $4,680 $4,720 $4,760 $4,800 Investor Day November Guidance Revenue Year-Over-Year Growth +$190M 2021 Revenue Guidance $940 - $1,000 $1,035 - $1,075 21% - 22% 22% - 22.5% 20% 25% $800 $840 $880 $920 $960 $1,000 $1,040 $1,080 Investor Day November Guidance Adj. EBITDA Adj. EBITDA Margin +$85M 2021 Adj. EBITDA (2) Guidance $0.83 - $0.95 $0.97 - $1.03 2% 7% $1 Investor Day November Guidance +11c 2021 Adj. EPS (2) Guidance $ Millions Except Per Share Data Dec 2020 Dec 2020 Dec 2020 (1) Refers to year - over - year reported revenue growth, to the midpoint of November guidance, on a pro forma combined company basi s (6% pro forma revenue growth expected at constant currency). The pro forma combined company figures represent estimates based on the historical records of Bayer and Elanco; however, due to certa in data limitations, including foreign exchange rates, these numbers may have some non - material differences from actuals. 2020 pro forma combined company numbers represent a good faith summary to provide be tter financial context about historical performance. (2) Non - GAAP financial measure. See Appendix for more information. (1)

Strategic Actions to Strengthen Delivery Since Investor Day Completed independent company standup fully separating from Lilly systems Progressed and increased pipeline launched 8 new products in 2021 in major markets , progressed blockbusters, added KindredBio assets Simplified structure and optimized manufacturing footprint, while maintaining stability in critical areas driving value Introduced company - wide EVA - like compensation metric to further align employee and shareholder interests 10 Strengthened Board governance and engagement including direct shareholder representation and enhanced committee oversight Issued first ESG summary, assessing feedback from ESG roadshow, actively integrating sustainability solutions as value drivers for customers

R&D Organization Well-Positioned to Deliver Innovation Pipeline

Growth

Added scale with Bayer Animal Health and KindredBio

Enhanced monoclonal antibody capabilities

Concentration

Focused on delivery of late-stage pet health potential blockbusters in large markets

Simplified structure and optimized site network

Progression

Launched 8 new products in 2021; **~7+ portfolio enhancing launches expected in 2022**
(e.g., pain, parvo, para OTC, vaccine)

Development milestones for pet health blockbusters are progressing

Remain Committed to Deliver $600 to $700 million of Innovation Revenue by 2025

Elanco

11

Shifting R&D Investment to Pet Health and Large Markets Focused on Delivering Late - Stage Potential Blockbusters NME 66% LCM 34% Percentage Investment in PH increased from 57% at Investor Day from the proposed microbiome carve - out and reprioritization of resources Pet Health 73% Farm Animal 27% Variable R&D Investment Dollars (1) By R&D phase By Species By R&D Project Type Research 12% Development 81% Submission 7% Investment concentrated in Development phase Early - stage research phase focused on re - filling pipeline and next generation solutions 12 Dedicated investment in NME’s with high unmet need and market potential Intentional LCM investment to grow brands (1) Variable investment dollars shown as a percent of total expected 2022 R&D project spend. NME = New Molecular Entity; LCM = Life Cycle Management

LT Algorithm: ~3%-4% Average Annual Revenue Growth

2022: Continued Growth Driven by Durable, Global Portfolio

	Innovation	Maximizing Value Of Current Portfolio			Overall
	Internal Pipeline + External Innovation	**Focus** Significant Brands Accretive to Growth Seresto, Galliprant, Credelio, Interceptor Plus, Claro	**Core** Portfolio Value Drivers Baytril, Cydectin, Duramune, Denagard, Atopica	**Defend** Material Brands, Highly Profitable Advantage, Advantix, Advocate, Trifexis, Rumensin	
Expected Long-Term Contribution to Average Annual Total Revenue Growth	2%-3%	2%-3%	0%-1%	(1)%-(2)%	~3%-4%

Enabled by: Launch Excellence | Omnichannel Leadership | Geographic Focus | Pricing | Digital Ecosystem

Revenue growth refers to Constant Exchange Rate (CER) growth, representing the growth rate excluding the impact of foreign exchange rates.

Elanco

13

IPP: Continuously Strengthened & Expanded Strategy Concentrated in Highest Potential Areas Shift of resources into Pet Health, focusing on markets of significance Expect to deliver $600 to $700 million in innovation sales by 2025 Intentional pipeline mix to balance blockbusters with portfolio solutions Complementary external innovation as partner of choice Unlocking Value Adjusted EBITDA synergies of $345M expected by 2023 Confidence in debt paydown and path to <3x leverage by Q1 2024 Adj. gross margin (1) 60% and adj. EBITDA margin (1) 31% targets intact Focused for Growth and Leadership Launch and Focus Brands to lead growth Execution on enablers remains key to portfolio strategy Pet Health: broad, global Para portfolio; Pain leader; significant Derm pipeline Farm Animal: leader in poultry and cattle , growing leadership in sustainability 14 Customer Veterinarian Farmer Pet Owner (1) Non - GAAP financial measure. See Appendix to this presentation for more information.

15 Today’s Takeaways Delivering on 2020 Investor Day commitments Four quarters of outperformance since 2020 Investor Day Strategic actions further enabling progress and delivery Durable, global portfolio expected to drive continued revenue growth in 2022 Expect double - digit percent adjusted EBITDA and adjusted EPS growth in 2022 Building A Leader In The Growing Animal Health Industry

Food and Companionship Enriching Life 16

Reference slides and GAAP reported to non - GAAP adjusted reconciliations Appendix 17

This presentation includes U.S. GAAP and non - GAAP financial measures, and a reconciliation between these measures is available in this appendix. We believe these non - GAAP financial measures are useful to investors because they provide greater transparency regarding our operating performance. Non - GAAP financial measures used in this presentation include adjusted EBITDA and adjusted EPS. These non - GAAP measures are not, and should not be viewed as, substitutes for U.S. GAAP reported measures. We encourage investors to review our financial statements in their entirety and caution investors to use U.S. GAAP measures as the primary means of evaluating our performance, value and prospects for the future, and non - GAAP measures as supplemental measures. Our long - term algorithm for accelerated value creation are non - GAAP measures we expect to achieve in future periods. The revenue growth measure assumes constant currencies. Reconciliations for the forward - looking annual adjusted gross margin and the adjusted EBITDA margin targets, as well as the adjusted EPS growth target, to their most directly comparable GAAP measures have not been provided as permitted by Item 10(e)(1)( i )(B) of Regulation S - K. These non - GAAP measures generally exclude unusual or non - recurring items that investors may consider to be unrelated to our long - term operations to provide greater transparency regarding our operating performance. Reconciliations of such measures would require unreasonable efforts at this time to estimate and quantify with a reasonable degree of certainty various necessary GAAP components. Use of non - GAAP financial measures 18

Full Year 2021 19 EPS Guidance Reconciliation November Update Note: Numbers may not add due to rounding (1) Cost of sales adjustment is related to the amortization of inventory fair value adjustments recorded from the acquisition of Bay er Animal Health (2) Asset impairment, restructuring, and other special charges adjustments are related to integration efforts and external costs rel ated to the acquisition of businesses, including the acquisition of the animal health business of Bayer, and charges primarily related to independent stand - up costs and other related activities, including se verance (3) Adjusted EPS is calculated as the sum of reported EPS and total adjustments to EPS

Full Year 2021 $ millions 20 Note: Numbers may not add due to rounding EBITDA Guidance Reconciliation November Update